UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 4, 2026

BRADY CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number 1-14959

Wisconsin	39-0178960
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)
6555 West Good Hope Road
Milwaukee, Wisconsin 53223
(Address of principal executive offices and Zip Code)
(414) 358-6600
(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Nonvoting Common Stock, par value $0.01 per share	BRC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On November 4, 2026, Brady Corporation (the “Company”) entered into a Share Exchange Agreement (the “Exchange Agreement”) with William H. Brady III, a holder of the Company’s Class B Common Stock, par value $0.01 per share (the “Class B Common Stock”). The closing under the Exchange Agreement also occurred on November 4, 2026. Pursuant to the Exchange Agreement, Mr. Brady transferred to the Company 1,769,314 shares of Class B Common Stock, consisting of all of the shares of Class B Common Stock owned by or held for the benefit of Mr. Brady, in exchange for (such exchange, the “Exchange”) the issuance by the Company to Mr. Brady of 1,769,314 newly issued shares of the Company’s Class A Common Stock, par value $0.01 per share (such newly issued shares, the “New Class A Shares”). No cash consideration was paid by either party in connection with the Exchange. Upon consummation of the Exchange, Elizabeth P. Bruno, a member of the Company’s Board of Directors (the “Board”), holds 100% of the Company’s Class B Common Stock; accordingly, all of the Company’s voting stock is controlled by Dr. Bruno. The Exchange Agreement was approved by the disinterested members of the Board; Dr. Bruno did not participate in the deliberations regarding, and abstained from voting on, the Exchange Agreement and related transactions.

The Exchange Agreement contains customary representations and warranties of the parties. The closing of the Exchange was subject to customary conditions, including the accuracy of the parties’ representations and warranties, the performance of their respective covenants and the approval of the New Class A Shares for listing on the New York Stock Exchange, subject to official notice of issuance, each of which was satisfied at closing.

Under the Exchange Agreement, Mr. Brady has agreed that, for a period of 24 months following the closing (the “Lock-Up Period”), he will not, without the Company’s prior written consent, offer, sell, pledge, hedge or otherwise transfer or dispose of the New Class A Shares, subject to certain exceptions for gifts, estate planning transfers, transfers to family members, trusts and wholly owned entities, transfers upon death and transfers pursuant to court or regulatory order. The Company has agreed to use commercially reasonable efforts to file a registration statement with the Securities and Exchange Commission registering the resale of the New Class A Shares, and to cause it to become effective prior to the expiration of the Lock-Up Period. Mr. Brady has also agreed to indemnify the Company for breaches of his representations, warranties and covenants, and has waived any anti-dilution rights and any rights to receive additional shares of Class B Common Stock in connection with the Exchange.

The foregoing description of the Exchange Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Exchange Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K (“Report”) and is incorporated herein by reference.

Item 3.02	UNREGISTERED SALES OF EQUITY SECURITIES

The information set forth in Item 1.01 of this Report is incorporated herein by reference. The New Class A Shares were issued in a transaction exempt from registration under the Securities Act of 1933, as amended, by virtue of Section 4(a)(2) thereof.

Item 5.01	CHANGES IN CONTROL OF REGISTRANT

The information set forth in Item 1.01 of this Report is incorporated herein by reference. The Class B Common Stock is the only class of the Company’s capital stock entitled to vote generally on matters submitted to shareholders, other than as required by law and by certain provisions of the Company’s Restated Articles of Incorporation. Prior to the Exchange, Mr. Brady and Dr. Bruno each held approximately 49.9% of the outstanding shares of Class B Common Stock and control of the Company was shared by holders of the Class B Common Stock. Upon the consummation of the Exchange, Mr. Brady no longer holds any shares of Class B Common Stock, and Dr. Bruno holds 1,769,314 shares of Class B Common Stock, representing 100% of the outstanding shares of Class B Common Stock and, accordingly, all of the outstanding voting power of the Company. As a result, the Exchange has resulted in a change in control of the Company, with Dr. Bruno acquiring sole control of the Company through her ownership of the existing Class B Common Stock that she holds. Dr. Bruno is not a party to the Exchange Agreement, did not pay any consideration and did not use any funds in connection with the change in control, which resulted solely from the Company’s acquisition (and subsequent retirement) of Mr. Brady’s shares of Class B Common Stock in the Exchange. There are no arrangements or understandings among Mr. Brady, Dr. Bruno or their respective associates with respect to the election of directors or other matters, and there are no arrangements, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a further change in control of the Company.

Item 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Following the Exchange, Dr. Bruno holds more than 50% of the voting power for the election of directors of the Company and, as a result, the Company qualifies as a “controlled company” within the meaning of Section 303A.00 of the New York Stock Exchange (“NYSE”) Listed Company Manual. The Board does not intend to take advantage of any of the governance exemptions available to controlled companies, and the Company expects to continue to comply with the corporate governance requirements of the NYSE applicable to companies that are not controlled companies.

In connection with the Exchange, the Board determined that, effective upon the closing of the Exchange, Dr. Bruno would no longer serve as a member of any committee of the Board that is required to be composed of independent directors, including the Management Development and Compensation Committee and the Corporate Governance Committee of the Board, and Dr. Bruno ceased to serve on such committees effective upon the closing of the Exchange. Dr. Bruno continues to serve as a member of the Board. Dr. Bruno’s departure from these committees is not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

FORWARD-LOOKING STATEMENTS

In this Report, statements that are not historic information are “forward-looking statements.” These forward-looking statements relate to, among other things, statements about the Board’s intentions regarding the governance exemptions available to controlled companies, the Company’s expected compliance with the corporate governance requirements of the NYSE and the registration of the resale of the New Class A Shares. The use of words such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “should,” “project,” “plan” or similar terminology are generally intended to identify forward-looking statements. These forward-looking statements by their nature address matters that are, to different degrees, uncertain and are subject to risks, assumptions, and other factors, some of which are beyond the Company’s control, that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. For the Company, uncertainties arise from those factors listed in the “Risk Factors” section within Item 1A of Part I of the Company’s Form 10-K for the year ended July 31, 2026. The Company does not undertake to update its forward-looking statements except as required by law.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

EXHIBIT NUMBER	DESCRIPTION
10.1	Share Exchange Agreement, dated as of November 4, 2026, by and between Brady Corporation and William H. Brady III.

104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRADY CORPORATION

Date: November 5, 2026

/s/ ANN E. THORNTON
Ann E. Thornton
Senior Vice President and Chief Financial Officer